Boston Private Financial Holdings, Inc. Reports Fourth Quarter and Full Year 2017 Results; Raises Dividend to $0.12 Per Share
Fourth Quarter and Full Year Highlights:

•	Average Total Deposits increased 7% year-over-year to $6.4 billion, and Average Total Loans increased 7% year-over-year to $6.4 billion.

•
Total Assets Under Management/Advisory (“AUM”), excluding Anchor Capital Advisors LLC ("Anchor"), were $21.2 billion at the end of the fourth quarter, and Net Flows during the fourth quarter were $128 million.

•	Operating Return on Average Common Equity for the fourth quarter was 10.2% and Operating Return on Average Tangible Common Equity was 13.4%.

•	Full year Operating Return on Average Common Equity was 10.1% and Operating Return on Average Tangible Common Equity was 13.6%.

•	The Board of Directors approved a quarterly cash dividend of $0.12 per share of common stock, an increase from $0.11 per share in the prior quarter.
Notable Items impacting fourth quarter results:

•	$1.3 million loss on sale, $0.4 million of legal expense, and $24.9 goodwill impairment expense related to the Held for Sale classification and previously announced divestiture of Anchor

•	$12.9 million Income Tax Expense related to the Tax Cuts and Jobs Act
Boston, MA - January 17, 2018 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported fourth quarter 2017 GAAP Net loss attributable to the Company of $18.3 million, compared to Net Income of $19.8 million for the third quarter of 2017 and $17.6 million for the fourth quarter of 2016. Fourth quarter 2017 diluted earnings per share were ($0.24), compared to $0.22 in the third quarter of 2017, and $0.19 in the fourth quarter of 2016. For the full year of 2017, BPFH reported GAAP Net Income attributable to the Company of $40.6 million or $0.42 of diluted earnings per share.
This press release includes references to Operating metrics (non-GAAP) that exclude the impact of Notable Items listed above. A full reconciliation of these adjustments can be found in the footnotes.

Summary of fourth quarter and full year financial results (GAAP basis and Operating basis)
($ in millions, except for per share data)	Quarter ended December 31, 2017		Year ended December 31, 2017
	GAAP or Reported	Operating	GAAP or Reported	Operating
Net income / (loss) attributable to the Company (18)	$(18.3)	$20.6	$40.6	$79.5
Diluted Total Earnings Per Share (5), (18)	$(0.24)	$0.22	$0.42	$0.88

Non-GAAP Financial Measures	Reported	Operating	Reported	Operating
Return on Average Common Equity (8), (18)	(9.9)%	10.2%	5.0%	10.1%
Return on Average Tangible Common Equity (8), (18)	(11.9)%	13.4%	7.0%	13.6%
"Our results this quarter include a combined impact of $38.9 million of charges resulting from our agreement to divest Anchor and the Tax Cuts and Jobs Act," said Clayton G. Deutsch, CEO. "Divesting Anchor will liberate capital for us, creating flexibility to reinvest in a more focused company, and the Tax Cuts and Jobs Act will result in a significantly lower effective tax rate going forward."
"Excluding the impact of these items, our Company showed a strong core earnings performance, generating $74.6 million of Operating Net Income in 2017 with an Operating Return on Average Common Equity of 10.1%. During 2017, we increased the tangible book value per share of our Company by 8%, and we raised the quarterly dividend on our common stock to $0.12 per share as of the first quarter of 2018."

Divestiture
During the fourth quarter, the Company entered into an agreement to sell its ownership interest in Anchor in a transaction that will result in Anchor being majority owned by members of its management team. The transaction is expected to close in the first quarter of 2018. Results attributed to Anchor’s performance remain consolidated in the Company’s results during current and prior periods. For presentation purposes, Anchor’s AUM is excluded from current and prior period AUM amounts, but is included in the calculation of Core Fees and Income. The Company has classified the assets and liabilities of Anchor as Held for Sale at December 31, 2017, which are included with Other Assets and Other Liabilities, respectively, on the Company’s Consolidated Balance Sheet.

Core Fees and Income/Assets Under Management
Total Core Fees and Income for the fourth quarter were $40.2 million, a 3% increase on a linked quarter basis and a 4% increase year-over-year. The increase reflects higher levels of AUM in the Wealth Management & Trust, Investment Management, and Wealth Advisory segments on both a linked quarter basis and year-over-year basis. Other Banking Fees decreased linked quarter due to lower loan fees, while increasing year-over-year due to increased BOLI income.
AUM, excluding Anchor, was $21.2 billion at the end of the fourth quarter, an increase of 3% linked quarter and 13% year-over-year. The Company experienced net flows of $128 million during the fourth quarter of 2017. Net flows by segment were $79 million for Wealth Management & Trust, $20 million for Investment Management, and $29 million for Wealth Advisory.
Net Interest Income
Net Interest Income for the fourth quarter was $57.3 million, an increase of 1% from $56.6 million for the third quarter of 2017 and an increase of 11% from $51.5 million for the fourth quarter of 2016.
Net Interest Margin was 3.04% for the fourth quarter of 2017, an increase of 2 basis points from the third quarter of 2017 and an increase of 16 basis points from the fourth quarter of 2016. Excluding interest recovered on previous nonaccrual loans, Net Interest Margin for the fourth quarter was 3.02%, flat from the third quarter of 2017 and an increase of 16 basis points from the fourth quarter of 2016.
Total Operating Expense
Total Operating Expense for the fourth quarter of 2017 was $94.0 million, up 36% linked quarter and 31% year-over-year. Notable expenses excluded from non-GAAP results include goodwill impairment charges of $24.9 million in the fourth quarter of 2017 and $9.5 million in the fourth quarter of 2016, and $0.4 of legal expense related to the divestiture of Anchor Capital in the fourth quarter of 2017.
On an operating basis (non-GAAP), Total Expense during the fourth quarter of 2017 was $68.7 million, a decrease of 1% linked quarter and an increase of 10% year-over-year. For the full year, operating basis Total Expense was $274.6 million, an increase of 8% year-over-year.

Provision and Asset Quality
The Company recorded a provision credit of $0.9 million for the fourth quarter of 2017, compared to a provision credit of $0.4 million for the third quarter of 2017 and $1.1 million for the fourth quarter of 2016. The provision credit in the fourth quarter of 2017 was due to net recoveries and improved loss factors, partially offset by an increase in Criticized Loans and loan growth.
Criticized Loans as of December 31, 2017 were $154.8 million, an increase of 6% linked quarter and an increase of 31% year-over-year. Nonaccrual Loans (“Nonaccruals”) as of December 31, 2017 were $14.3 million, an increase of 5% linked quarter and a decrease of 17% year-over-year. As a percentage of Total Loans, Nonaccruals were 22 basis points as of December 31, 2017, up 1 basis point compared to September 30, 2017, and down 6 basis points from December 31, 2016.
Additional credit metrics are listed below:

(In millions)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Total Criticized Loans	$154.8	$146.0	$129.5	$135.1	$118.5
Total Loans 30-89 Days Past Due and Accruing (15)	$25.0	$5.3	$3.2	$28.7	$15.1
Total Net Loans (Charged-off)/ Recovered	$0.8	$0.3	$3.1	$0.1	$1.5
Allowance for Loan Losses/ Total Loans	1.15%	1.17%	1.19%	1.25%	1.28%
Income Tax Expense
The Company recorded $21.4 million of Income Tax Expense during the current quarter. As a result of the Tax Cuts and Jobs Act, the company recorded $12.2 million of Income Tax Expense due to the revaluation of the Company’s Deferred Tax Asset (“DTA”) and Deferred Tax Liability (“DTL”) and Low Income Housing Tax Credit (“LIHTC”) investments. The Company also incurred a $0.7 million Income Tax Expense due to nondeductible executive compensation as a result of the Tax Cuts and Jobs Act and the divestiture of Anchor Capital.

Summary of Adjustments to Income Tax Expense
(In millions)	Quarter ended December 31,		Year ended December 31,
	2017	2016	2017	2016
Income Tax Expense	$21.4	$7.2	$46.2	$31.0
Adjustments:
Revaluation of DTA, DTL and LITHC	12.2	-	12.2	-
Nondeductible executive compensation	0.7	-	0.7	-
Tax impact of notable items (17)	(0.6)	(2.3)	(0.6)	(3.0)
Total Non-GAAP adjustments	12.3	(2.3)	12.3	(3.0)
Operating Income Tax Expense	$9.1	$9.5	$33.9	$34.0
Effective Tax Rate on Continuing Operations (excluding Total Non-GAAP adjustments)	30.3%	30.5%	30.0%	30.9%

Capital Ratios
The Company’s capital ratios are listed below:

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
BPFH Ratios:
Total Risk-Based Capital *	14.1%	14.3%	14.1%	13.8%	13.9%
Tier I Risk-Based Capital *	12.8%	13.0%	12.9%	12.6%	12.6%
Tier I Leverage Capital *	9.3%	9.4%	9.3%	9.2%	9.4%
TCE/TA (6)	7.3%	7.4%	7.4%	7.0%	7.1%
Tier I Common Equity/ Risk Weighted Assets *	10.3%	10.4%	10.3%	10.0%	10.0%
*December 31, 2017 information is presented based on estimated data.

Dividend Payments
Concurrent with the release of fourth quarter 2017 earnings, the Board of Directors of the Company declared a cash dividend to common shareholders of $0.12 per share. The record date for this dividend is February 2, 2018, and the payment date is February 16, 2018.
The Board of Directors of the Company also declared a cash dividend to holders of the Non-Cumulative Perpetual Preferred Stock, Series D of $17.375 per share, which will result in a dividend of $0.434375 per depositary share. The record date for this dividend is February 15, 2018, and the payment date is March 15, 2018.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.
These non-GAAP financial measures include tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision income; total operating expense excluding intangibles, goodwill impairment, and restructuring; the efficiency ratio (FTE basis); the efficiency ratio (FTE basis) excluding amortization of intangibles, goodwill impairment, and restructuring; net interest income and net interest margin excluding interest recovered on previous nonaccrual loans, also referred to as core net interest margin; net income attributable to the Company excluding notable items; net income attributable to the common shareholders, treasury stock method, excluding notable items (non-GAAP); diluted earnings per share excluding notable items; operating basis total revenue; operating basis total operating expenses; operating basis pre-tax, pre-provision income; operating basis income before income taxes; operating basis income tax expense; operating basis net income/ (loss) attributable to the Company; operating basis net income/ (loss) attributable to the Common Shareholders; operating basis weighted average diluted shares outstanding; operating basis diluted total earnings/ (loss) per share; operating basis return on average common equity; operating basis return on average tangible common equity; and operating basis effective tax rate.
A detailed reconciliation table of the Company’s GAAP to non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Thursday, January 18, 2018, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 2399470

Replay Information:
Available from January 18, 2018 at 12 noon until January 25, 2018
Dial In #: (877) 344-7529
Conference Number: 10115473
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management, Trust, and Private Banking affiliates with offices in Boston, New York, Los Angeles, San Francisco, San Jose, Florida, and Wisconsin. The Company has total assets of approximately $8 billion, and manages over $20 billion of client assets.
The Company’s affiliates serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company’s website at www.bostonprivate.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s private banking, investment management, wealth advisory, and trust activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; the risk that the Company’s deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K and updated by the Company’s Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Adam Bromley
(617) 912-4386
abromley@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$120,541	$110,440	$97,032	$165,186	$106,557
Investment securities available-for-sale	1,170,328	1,189,827	1,188,720	1,256,208	1,264,132
Investment securities held-to-maturity	74,576	84,090	99,024	98,424	93,079
Stock in Federal Home Loan Bank and Federal Reserve Bank	59,973	61,714	45,568	50,133	44,077
Loans held for sale	4,697	1,957	2,870	350	3,464
Total loans	6,505,028	6,413,201	6,279,928	6,250,217	6,114,354
Less: Allowance for loan losses	74,742	74,873	75,009	78,031	78,077
Net loans	6,430,286	6,338,328	6,204,919	6,172,186	6,036,277
Other real estate owned (“OREO”)	—	—	—	—	1,690
Premises and equipment, net	37,640	36,546	34,135	32,974	31,827
Goodwill (1)	75,598	142,554	142,554	142,554	142,554
Intangible assets, net (1)	16,083	22,447	23,873	25,299	26,725
Fees receivable	11,154	12,560	12,639	12,230	13,400
Accrued interest receivable	22,322	21,823	20,680	20,790	20,479
Deferred income taxes, net	29,031	46,088	49,827	53,686	55,460
Other assets (1)	259,515	201,024	185,805	185,100	130,753
Total assets	$8,311,744	$8,269,398	$8,107,646	$8,215,120	$7,970,474
Liabilities:
Deposits	$6,510,246	$6,262,347	$6,381,339	$6,246,620	$6,085,146
Securities sold under agreements to repurchase	32,169	59,903	29,232	67,249	59,624
Federal funds purchased	30,000	70,000	40,000	—	80,000
Federal Home Loan Bank borrowings	693,681	812,773	618,989	885,445	734,205
Junior subordinated debentures	106,363	106,363	106,363	106,363	106,363
Other liabilities (1)	135,880	127,069	115,088	110,310	119,683
Total liabilities	7,508,339	7,438,455	7,291,011	7,415,987	7,185,021
Redeemable Noncontrolling Interests (“RNCI”)	17,461	15,882	17,216	17,232	16,972
Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	47,753	47,753	47,753	47,753	47,753
Common stock, $1.00 par value; authorized: 170,000,000 shares	84,208	84,082	84,015	84,134	83,732
Additional paid-in capital	607,929	606,802	602,507	602,748	597,454
Retained earnings	47,991	76,455	66,807	53,510	47,929
Accumulated other comprehensive income/ (loss)	(7,123)	(4,823)	(6,038)	(10,237)	(12,548)
Total Company’s shareholders’ equity	780,758	810,269	795,044	777,908	764,320
Noncontrolling interests	5,186	4,792	4,375	3,993	4,161
Total shareholders’ equity	785,944	815,061	799,419	781,901	768,481
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$8,311,744	$8,269,398	$8,107,646	$8,215,120	$7,970,474

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$59,496	$58,096	$57,736	$53,636	$51,499
Taxable investment securities	1,562	1,569	1,592	1,670	1,592
Non-taxable investment securities	1,697	1,664	1,655	1,606	1,520
Mortgage-backed securities	3,125	3,267	3,495	3,504	3,290
Federal funds sold and other	978	916	831	600	508
Total interest and dividend income	66,858	65,512	65,309	61,016	58,409
Interest expense:
Deposits	6,048	5,356	4,949	4,531	4,152
Federal Home Loan Bank borrowings	2,626	2,657	2,489	2,111	1,987
Junior subordinated debentures	771	761	716	671	674
Repurchase agreements and other short-term borrowings	141	111	10	61	77
Total interest expense	9,586	8,885	8,164	7,374	6,890
Net interest income	57,272	56,627	57,145	53,642	51,519
Provision/ (credit) for loan losses	(942)	(432)	(6,114)	(181)	(1,128)
Net interest income after provision/ (credit) for loan losses	58,214	57,059	63,259	53,823	52,647
Fees and other income:
Investment management fees	12,321	11,274	11,081	10,839	12,408
Wealth advisory fees	13,496	13,279	12,961	12,823	12,568
Wealth management and trust fees	11,756	11,619	11,161	10,826	11,031
Other banking fee income	2,531	2,726	1,964	1,694	2,387
Gain on sale of loans, net	85	169	59	138	105
Total core fees and income	40,189	39,067	37,226	36,320	38,499
Gain/ (loss) on sale of investments, net	(110)	230	237	19	2
Gain/ (loss) on OREO, net	—	—	—	(46)	(110)
Gain/ (loss) on sale of affiliates or offices	(1,264)	—	—	—	2,862
Other	360	970	555	213	2,705
Total other income	(1,014)	1,200	792	186	5,459
Total revenue (2)	96,447	96,894	95,163	90,148	95,477
Operating expense:
Salaries and employee benefits	43,920	45,168	43,493	45,825	39,669
Occupancy and equipment	7,753	7,944	7,283	7,185	7,047
Professional services	4,035	3,308	3,106	3,314	2,756
Marketing and business development	1,919	2,216	1,971	1,660	2,022
Information systems	5,635	5,282	5,500	5,379	5,030
Amortization of intangibles	1,323	1,426	1,426	1,426	1,542
Impairment of goodwill	24,901	—	—	—	9,528
FDIC insurance	677	647	879	766	727
Other	3,826	3,355	4,163	3,225	3,522
Total operating expense	93,989	69,346	67,821	68,780	71,843
Income before income taxes	3,400	27,980	33,456	21,549	24,762
Income tax expense	21,391	8,289	9,963	6,553	7,247
Net income/ (loss) from continuing operations	(17,991)	19,691	23,493	14,996	17,515
Net income from discontinued operations (3)	989	1,186	1,063	1,632	1,184
Net income/ (loss) before attribution to noncontrolling interests	(17,002)	20,877	24,556	16,628	18,699
Less: Net income attributable to noncontrolling interests	1,278	1,074	1,150	966	1,147
Net income/ (loss) attributable to the Company	$(18,280)	$19,803	$23,406	$15,662	$17,552

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Year Ended
	December 31, 2017	December 31, 2016
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$228,964	$201,349
Taxable investment securities	6,393	6,230
Non-taxable investment securities	6,622	5,754
Mortgage-backed securities	13,391	12,416
Federal funds sold and other	3,325	1,890
Total interest and dividend income	258,695	227,639
Interest expense:
Deposits	20,884	16,571
Federal Home Loan Bank borrowings	9,883	8,008
Junior subordinated debentures	2,919	2,427
Repurchase agreements and other short-term borrowings	323	195
Total interest expense	34,009	27,201
Net interest income	224,686	200,438
Provision/ (credit) for loan losses	(7,669)	(6,935)
Net interest income after provision/ (credit) for loan losses	232,355	207,373
Fees and other income:
Investment management fees	45,515	44,410
Wealth advisory fees	52,559	50,581
Wealth management and trust fees	45,362	43,980
Other banking fee income	8,915	12,050
Gain on sale of loans, net	451	667
Total core fees and income	152,802	151,688
Gain/ (loss) on sale of investments, net	376	521
Gain/ (loss) on OREO, net	(46)	306
Gain/ (loss) on sale of affiliates or offices	(1,264)	2,862
Other	2,098	3,410
Total other income	1,164	7,099
Total revenue (2)	378,652	359,225
Operating expense:
Salaries and employee benefits	178,406	163,767
Occupancy and equipment	30,165	28,007
Professional services	13,763	11,576
Marketing and business development	7,766	7,626
Information systems	21,796	19,229
Amortization of intangibles	5,601	6,282
Impairment of goodwill	24,901	9,528
FDIC insurance	2,969	3,484
Restructuring	—	2,017
Other	14,569	13,437
Total operating expense	299,936	264,953
Income before income taxes	86,385	101,207
Income tax expense	46,196	30,963
Net income from continuing operations	40,189	70,244
Net income from discontinued operations (3)	4,870	5,541
Net income before attribution to noncontrolling interests	45,059	75,785
Less: Net income attributable to noncontrolling interests	4,468	4,157
Net income attributable to the Company	$40,591	$71,628

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
PER SHARE DATA:	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income/ (loss) attributable to the Company	$(18,280)	$19,803	$23,406	$15,662	$17,552
Adjustments to Net income/ (loss) attributable to the Company to arrive at Net income/ (loss) attributable to Common Shareholders, treasury stock method (4)	(1,998)	(1,146)	(577)	(1,166)	(1,798)
Net income/ (loss) attributable to the Common Shareholders, treasury stock method	$(20,278)	$18,657	$22,829	$14,496	$15,755

End of Period Common Shares Outstanding	84,208,538	84,082,250	84,015,141	84,134,104	83,731,769

Weighted Average Shares Outstanding:
Weighted average basic shares outstanding	82,904,776	82,556,225	82,298,493	81,951,179	81,217,391
Weighted average diluted shares outstanding (5)	82,904,776	84,888,311	84,741,680	84,560,918	83,438,137

Diluted Total Earnings/ (Loss) per Share	$(0.24)	$0.22	$0.27	$0.17	$0.19

	Year Ended
PER SHARE DATA:	December 31, 2017	December 31, 2016
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$40,591	$71,628
Adjustments to Net income attributable to the Company to arrive at Net income attributable to Common Shareholders, treasury stock method (4)	(4,887)	(4,063)
Net Income Attributable to the Common Shareholders, treasury stock method	$35,704	$67,565

Weighted Average Shares Outstanding:
Weighted average basic shares outstanding	82,430,633	81,264,273
Weighted average diluted shares outstanding (5)	84,802,565	83,209,126

Diluted Total Earnings per Share	$0.42	$0.81

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
FINANCIAL DATA:
Book Value Per Common Share	$8.77	$9.13	$8.95	$8.73	$8.61
Tangible Book Value Per Share (6)	$7.12	$7.16	$6.97	$6.73	$6.59
Market Price Per Share	$15.45	$16.55	$15.35	$16.40	$16.55

ASSETS UNDER MANAGEMENT AND ADVISORY:
Wealth Management and Trust	$7,865,000	$7,703,000	$7,429,000	$7,260,000	$7,008,000
Investment Managers (7)	2,004,000	1,902,000	1,829,000	1,849,000	1,803,000
Wealth Advisory	11,350,000	10,992,000	10,744,000	10,579,000	9,989,000
Less: Inter-company Relationship	(11,000)	(11,000)	(11,000)	(11,000)	(11,000)
Total Assets Under Management and Advisory, excluding Anchor (7)	$21,208,000	$20,586,000	$19,991,000	$19,677,000	$18,789,000
Assets Under Management and Advisory at Anchor	9,277,000	9,181,000	9,072,000	9,058,000	8,768,000
Total Assets Under Management and Advisory, including Anchor	$30,485,000	$29,767,000	$29,063,000	$28,735,000	$27,557,000

FINANCIAL RATIOS:
Total Equity/ Total Assets	9.46%	9.86%	9.86%	9.52%	9.64%
Tangible Common Equity/ Tangible Assets (6)	7.33%	7.43%	7.37%	7.04%	7.07%
Tier I Common Equity/ Risk Weighted Assets (6)	10.29%	10.42%	10.28%	9.97%	10.00%
Allowance for Loan Losses/ Total Loans	1.15%	1.17%	1.19%	1.25%	1.28%
Allowance for Loan Losses/ Nonaccrual Loans	523%	550%	464%	373%	451%
Return on Average Assets - Three Months Ended (Annualized)	(0.88)%	0.96%	1.15%	0.79%	0.89%
Return on Average Common Equity - Three Months Ended (Annualized) (8)	(9.92)%	9.87%	12.12%	8.26%	9.07%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (8)	(11.94)%	13.24%	16.27%	11.43%	12.75%
Efficiency Ratio - Three Months Ended (9)	68.23%	68.06%	67.69%	72.45%	61.87%

DEPOSIT DETAIL:
Demand deposits (noninterest-bearing)	$2,025,690	$1,850,833	$1,935,622	$1,772,854	$1,753,648
NOW	645,361	636,013	631,973	620,280	578,657
Savings	70,935	74,333	69,892	74,293	74,162
Money market	3,121,811	3,009,779	3,055,642	3,176,472	3,102,048
Certificates of deposit	646,449	691,389	688,210	602,721	576,631
Total Deposits	$6,510,246	$6,262,347	$6,381,339	$6,246,620	$6,085,146

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	12/31/17	09/30/17	12/31/16	12/31/17	09/30/17	12/31/16	12/31/17	09/30/17	12/31/16
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$345,743	$353,374	$375,913	$1,562	$1,569	$1,592	1.81%	1.77%	1.69%
Non-taxable investment securities (10)	298,851	295,727	285,330	2,611	2,559	2,338	3.50%	3.46%	3.28%
Mortgage-backed securities	608,508	631,052	679,644	3,125	3,267	3,290	2.05%	2.07%	1.94%
Federal funds sold and other	172,656	146,285	130,740	978	916	508	2.23%	2.47%	1.53%
Total Cash and Investments	1,425,758	1,426,438	1,471,627	8,276	8,311	7,728	2.32%	2.33%	2.10%
Loans (11):
Commercial and Industrial (10)	962,159	994,388	1,110,268	9,603	10,001	10,892	3.91%	3.94%	3.84%
Commercial Real Estate (10)	2,369,526	2,381,583	2,109,601	26,473	25,579	21,153	4.37%	4.20%	3.92%
Construction and Land (10)	131,107	113,562	96,242	1,568	1,415	1,018	4.68%	4.88%	4.14%
Residential	2,650,014	2,567,044	2,350,644	21,248	20,423	17,999	3.21%	3.18%	3.06%
Home Equity	105,044	106,744	117,985	1,074	1,128	1,050	4.06%	4.19%	3.54%
Other Consumer	177,951	187,184	188,908	1,489	1,554	1,323	3.32%	3.29%	2.79%
Total Loans	6,395,801	6,350,505	5,973,648	61,455	60,100	53,435	3.79%	3.73%	3.53%
Total Earning Assets	7,821,559	7,776,943	7,445,275	69,731	68,411	61,163	3.52%	3.48%	3.25%
LESS: Allowance for Loan Losses	75,608	75,166	79,440
Cash and due From Banks (Non-Interest Bearing)	43,648	42,031	39,133
Other Assets	452,744	455,820	427,545
TOTAL AVERAGE ASSETS	$8,242,343	$8,199,628	$7,832,513
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits (11):
NOW	$614,198	$630,282	$567,538	$186	$189	$126	0.12%	0.12%	0.09%
Savings	72,974	71,900	76,033	(38)	16	18	(0.21)%	0.09%	0.09%
Money Market	3,177,687	3,065,059	2,969,292	3,998	3,436	2,807	0.50%	0.44%	0.38%
Certificates of Deposit	685,136	671,992	563,045	1,902	1,715	1,201	1.10%	1.01%	0.85%
Total Interest-Bearing Deposits (12)	4,549,995	4,439,233	4,175,908	6,048	5,356	4,152	0.53%	0.48%	0.40%
Junior Subordinated Debentures	106,363	106,363	106,363	771	761	674	2.84%	2.80%	2.48%
FHLB Borrowings and Other	728,374	736,035	742,247	2,767	2,768	2,064	1.49%	1.47%	1.09%
Total Interest-Bearing Liabilities	5,384,732	5,281,631	5,024,518	9,586	8,885	6,890	0.70%	0.66%	0.54%
Non-interest Bearing Demand Deposits (11) (12)	1,894,924	1,966,479	1,870,130
Payables and Other Liabilities	128,075	121,288	140,006
Total Average Liabilities	7,407,731	7,369,398	7,034,654
Redeemable Noncontrolling Interests	21,094	21,634	20,393
Average Shareholders’ Equity	813,518	808,596	777,466
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY	$8,242,343	$8,199,628	$7,832,513
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$60,145	$59,526	$54,273
LESS: FTE Adjustment (10)				2,873	2,899	2,754
Net Interest Income (GAAP Basis)				$57,272	$56,627	$51,519
Interest Rate Spread							2.82%	2.82%	2.71%
Bank only Net Interest Margin							3.08%	3.07%	2.91%
Net Interest Margin							3.04%	3.02%	2.88%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In thousands)	Year Ended		Year Ended		Year Ended
AVERAGE BALANCE SHEET:	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$363,760	$373,937	$6,393	$6,230	1.76%	1.67%
Non-taxable investment securities (10)	296,117	270,320	10,187	8,850	3.44%	3.27%
Mortgage-backed securities	641,157	615,873	13,391	12,416	2.09%	2.02%
Federal funds sold and other	170,017	152,616	3,325	1,890	1.96%	1.24%
Total Cash and Investments	1,471,051	1,412,746	33,296	29,386	2.26%	2.08%
Loans (11):
Commercial and Industrial (10)	981,822	1,081,658	38,680	43,250	3.94%	4.00%
Commercial Real Estate (10)	2,358,658	1,964,544	102,030	80,369	4.33%	4.09%
Construction and Land (10)	119,530	134,651	5,604	5,385	4.69%	4.00%
Residential	2,533,437	2,284,478	80,236	70,553	3.17%	3.09%
Home Equity	109,815	120,878	4,376	4,310	3.99%	3.57%
Other Consumer	188,122	176,683	5,989	4,516	3.18%	2.56%
Total Loans	6,291,384	5,762,892	236,915	208,383	3.77%	3.62%
Total Earning Assets	7,762,435	7,175,638	270,211	237,769	3.48%	3.31%
LESS: Allowance for Loan Losses	77,365	78,368
Cash and due From Banks (Non-Interest Bearing)	42,420	39,669
Other Assets	440,268	430,972
TOTAL AVERAGE ASSETS	$8,167,758	$7,567,911
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits (11):
NOW	$615,586	$553,981	$658	$437	0.11%	0.08%
Savings	72,867	75,977	12	89	0.02%	0.12%
Money Market	3,156,305	2,960,702	13,799	11,422	0.44%	0.39%
Certificates of Deposit	653,486	565,274	6,416	4,623	0.98%	0.82%
Total Interest-Bearing Deposits (12)	4,498,244	4,155,934	20,885	16,571	0.46%	0.40%
Junior Subordinated Debentures	106,363	106,363	2,919	2,427	2.71%	2.28%
FHLB Borrowings and Other	723,672	652,998	10,205	8,203	1.41%	1.26%
Total Interest-Bearing Liabilities	5,328,279	4,915,295	34,009	27,201	0.64%	0.55%
Non-interest Bearing Demand Deposits (11) (12)	1,901,510	1,736,637
Payables and Other Liabilities	118,904	126,039
Total Average Liabilities	7,348,693	6,777,971
Redeemable Noncontrolling Interests	21,309	20,323
Average Shareholders’ Equity	797,756	769,617
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY	$8,167,758	$7,567,911
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)			$236,202	$210,568
LESS: FTE Adjustment (10)			11,515	10,130
Net Interest Income (GAAP Basis)			$224,687	$200,438
Interest Rate Spread					2.84%	2.76%
Bank only Net Interest Margin					3.09%	2.95%
Net Interest Margin					3.04%	2.93%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
LOAN DATA (13):
Other Commercial and Industrial Loans:
New England	$438,322	$503,322	$429,598	$458,687	$493,451
San Francisco Bay Area	23,311	50,686	49,163	55,289	50,578
Southern California	59,359	64,248	62,995	66,378	67,341
Total Other Commercial and Industrial Loans	$520,992	$618,256	$541,756	$580,354	$611,370
Commercial Tax Exempt Loans:
New England	$305,792	$320,172	$312,783	$318,137	$317,691
San Francisco Bay Area	101,340	99,540	91,666	79,517	69,064
Southern California	11,566	11,638	11,708	11,778	11,849
Total Commercial Tax Exempt Loans	$418,698	$431,350	$416,157	$409,432	$398,604
Total Commercial and Industrial Loans	$939,690	1,049,606	957,913	989,786	1,009,974
Commercial Real Estate Loans:
New England	$1,002,092	$988,788	$993,426	$1,017,565	$1,012,284
San Francisco Bay Area	725,454	698,148	688,751	686,019	637,042
Southern California	712,674	676,223	674,168	665,043	652,918
Total Commercial Real Estate Loans	$2,440,220	$2,363,159	$2,356,345	$2,368,627	$2,302,244
Construction and Land Loans:
New England	$86,874	$61,635	$74,919	$58,737	$47,434
San Francisco Bay Area	27,891	20,893	22,177	28,148	29,629
Southern California	50,225	35,763	33,808	30,122	27,776
Total Construction and Land Loans	$164,990	$118,291	$130,904	$117,007	$104,839
Residential Loans:
New England	$1,598,072	$1,558,587	$1,540,393	$1,508,138	$1,456,592
San Francisco Bay Area	512,189	510,956	488,854	474,294	473,102
Southern California	572,272	531,245	495,978	481,184	450,167
Total Residential Loans	$2,682,533	$2,600,788	$2,525,225	$2,463,616	$2,379,861
Home Equity Loans:
New England	$67,435	$72,149	$71,953	$80,904	$87,280
San Francisco Bay Area	22,462	26,052	28,400	26,006	25,129
Southern California	10,061	9,026	8,196	7,626	6,408
Total Home Equity Loans	$99,958	$107,227	$108,549	$114,536	$118,817
Other Consumer Loans:
New England	$149,022	$150,309	$175,644	$175,096	$186,680
San Francisco Bay Area	14,707	15,302	17,909	17,163	7,517
Southern California	13,908	8,519	7,439	4,386	4,422
Total Other Consumer Loans	$177,637	$174,130	$200,992	$196,645	$198,619
Total Loans:
New England	$3,647,609	$3,654,962	$3,598,716	$3,617,264	$3,601,412
San Francisco Bay Area	1,427,354	1,421,577	1,386,920	1,366,436	1,292,061
Southern California	1,430,065	1,336,662	1,294,292	1,266,517	1,220,881
Total Loans	$6,505,028	$6,413,201	$6,279,928	$6,250,217	$6,114,354

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
CREDIT QUALITY (13):
Special Mention Loans:
New England	$45,640	$37,569	$34,538	$21,596	$14,750
San Francisco Bay Area	23,400	23,898	23,399	23,850	21,901
Southern California	18,134	17,207	4,327	4,350	884
Total Special Mention Loans	$87,174	$78,674	$62,264	$49,796	$37,535
Accruing Substandard Loans (14):
New England	$10,911	$8,196	$10,185	$12,157	$10,972
San Francisco Bay Area	11,615	11,622	6,574	15,824	15,890
Southern California	30,826	33,923	34,339	36,398	36,809
Total Accruing Substandard Loans	$53,352	$53,741	$51,098	$64,379	$63,671
Nonaccruing Loans:
New England	$6,061	$7,380	$9,880	$14,407	$10,081
San Francisco Bay Area	1,473	1,494	1,857	2,312	2,989
Southern California	6,761	4,749	4,439	4,226	4,245
Total Nonaccruing Loans	$14,295	$13,623	$16,176	$20,945	$17,315
Other Real Estate Owned:
New England	$—	$—	$—	$—	$1,690
San Francisco Bay Area	—	—	—	—	—
Southern California	—	—	—	—	—
Total Other Real Estate Owned	$—	$—	$—	$—	$1,690
Loans 30-89 Days Past Due and Accruing (15):
New England	$19,725	$4,664	$3,182	$9,843	$10,311
San Francisco Bay Area	1,911	430	12	10,111	591
Southern California	3,412	198	—	8,771	4,235
Total Loans 30-89 Days Past Due and Accruing	$25,048	$5,292	$3,194	$28,725	$15,137
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$1,020	$73	$667	$79	$1,120
San Francisco Bay Area	64	206	2,856	35	384
Southern California	(273)	17	(431)	21	33
Total Net Loans (Charged-off)/ Recovered	$811	$296	$3,092	$135	$1,537
Loans (Charged-off)/ Recovered, Net for the Year Ended:
New England	$1,839				$1,954
San Francisco Bay Area	3,161				4,693
Southern California	(666)				(135)
Total Net Loans (Charged-off)/ Recovered	$4,334				$6,512

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)
On December 20, 2017, Boston Private Financial Holdings, Inc. (the “Company”) announced an agreement, effective December 19, 2017, to sell all of its current equity interest in Anchor Capital Advisors LLC, an indirect, majority-owned subsidiary of the Company (“Anchor”), to the management team of Anchor for an upfront cash payment and a non-voting, revenue share participation interest in Anchor.  The transaction is expected to close in the first quarter of 2018.  Completion of the transaction is subject to Anchor raising financing and obtaining client consents, as well as customary closing conditions.  At December 31, 2017 the assets and liabilities of Anchor, including goodwill and intangible assets, have been classified as held for sale and are included within Other assets and Other liabilities, respectively, on the Company’s consolidated balance sheet. For regulatory purposes, the goodwill and intangible assets of Anchor will be included in consolidated calculations. See footnotes 6 and 8, below.

(2)	Total revenue is the sum of Net interest income, Total core fees and income, and Total other income.

(3)	Net income from discontinued operations consists of contingent payments or expenses related to our divested affiliates, including Westfield Capital Management Company, LLC.

(4)
Adjustments to net income attributable to the Company to arrive at net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in noncontrolling interests redemption value and dividends paid on preferred stock.

(5)
When the Company has positive net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic weighted average shares outstanding to arrive at diluted weighted average shares outstanding for the diluted earnings per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earnings per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested restricted stock, and unexercised stock warrants. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for additional information.

(6)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value Per Share and the Tangible Common Equity (“TCE”) to Tangible Assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude non-convertible Series D Preferred stock and exclude Goodwill and Intangible Assets, net.

(In thousands, except share and per share data)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Total Balance Sheet Assets	$8,311,744	$8,269,398	$8,107,646	$8,215,120	$7,970,474
LESS: Goodwill and Intangible Assets, net *	(138,775)	(165,001)	(166,427)	(167,853)	(169,279)
Tangible Assets (non-GAAP)	$8,172,969	$8,104,397	$7,941,219	$8,047,267	$7,801,195
Total Shareholders’ Equity	$785,944	$815,061	$799,419	$781,901	$768,481
LESS: Series D Preferred Stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
LESS: Goodwill and Intangible Assets, net *	(138,775)	(165,001)	(166,427)	(167,853)	(169,279)
Total adjusting items	(186,528)	(212,754)	(214,180)	(215,606)	(217,032)
Tangible Common Equity (non-GAAP)	$599,416	$602,307	$585,239	$566,295	$551,449
Total Equity/Total Assets	9.46%	9.86%	9.86%	9.52%	9.64%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.33%	7.43%	7.37%	7.04%	7.07%

Total Risk Weighted Assets **	$5,892,286	$5,831,558	$5,765,471	$5,806,853	$5,716,037
Tier I Common Equity **	$606,265	$607,822	$592,845	$578,941	$571,663
Tier I Common Equity/ Risk Weighted Assets	10.29%	10.42%	10.28%	9.97%	10.00%

End of Period Shares Outstanding	84,208,538	84,082,250	84,015,141	84,134,104	83,731,769

Book Value Per Common Share	$8.77	$9.13	$8.95	$8.73	$8.61
Tangible Book Value Per Share (non-GAAP)	$7.12	$7.16	$6.97	$6.73	$6.59
*     Includes goodwill and intangible assets at affiliates held for sale.
**    Risk Weighted Assets and Tier I Common Equity for December 31, 2017 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(7)	Assets Under Management and Advisory (“AUM”) for all periods shown have been reduced to exclude those assets managed or advised by Anchor.

(8)
The Company uses certain non-GAAP financial measures, such as: Return on Average Common Equity and Return on Average Tangible Common Equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP Return on Average Equity ratio to the Non-GAAP Return on Average Common Equity ratio, and the Non-GAAP Return on Average Tangible Common Equity ratio are presented below:

The Company annualizes income data based on the number of days in the period presented and a 365 day year. The Company calculates Average Common Equity by adjusting Average Equity to exclude Average Preferred Equity. The Company calculates Average Tangible Common Equity by adjusting Average Equity to exclude Average Goodwill and Intangible Assets, net and Average Preferred Equity.

	Three Months Ended
(In thousands)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Total average shareholders’ equity	$813,518	$808,596	$793,526	$774,251	$777,466
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
Average common equity (non-GAAP)	765,765	760,843	745,773	726,498	729,713
LESS: Average goodwill and intangible assets, net *	(157,978)	(165,766)	(167,204)	(168,681)	(179,535)
Average Tangible Common Equity (non-GAAP)	$607,787	$595,077	$578,569	$557,817	$550,178

Net income/ (loss) attributable to the Company	$(18,280)	$19,803	$23,406	$15,662	$17,552
LESS: Dividends on Series D preferred stock	(869)	(868)	(869)	(869)	(869)
Common net income/ (loss) (non-GAAP)	(19,149)	18,935	22,537	14,793	16,683
ADD: Amortization of intangibles, net of tax (35%)	860	927	927	927	1,002
Tangible common net income/ (loss) (non-GAAP)	$(18,289)	$19,862	$23,464	$15,720	$17,685

Return on Average Equity - (Annualized)	(8.91)%	9.72%	11.83%	8.20%	8.96%
Return on Average Common Equity - (Annualized) (non-GAAP)	(9.92)%	9.87%	12.12%	8.26%	9.07%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	(11.94)%	13.24%	16.27%	11.43%	12.75%

	Year Ended
(In thousands)	December 31, 2017	December 31, 2016
Total average shareholders’ equity	$797,756	$769,617
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)
Average common equity (non-GAAP)	750,003	721,864
LESS: Average goodwill and intangible assets, net *	(164,530)	(181,976)
Average Tangible Common Equity (non-GAAP)	$585,473	$539,888

Net income attributable to the Company	$40,591	$71,628
LESS: Dividends on Series D preferred stock	(3,475)	(3,475)
Common net income (non-GAAP)	37,116	68,153
ADD: Amortization of intangibles, net of tax (35%)	3,641	4,083
Tangible common net income (non-GAAP)	$40,757	$72,236

Return on Average Equity - (Annualized)	5.09%	9.31%
Return on Average Common Equity - (Annualized) (non-GAAP)	4.95%	9.44%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	6.96%	13.38%

*     Includes goodwill and intangible assets at affiliates held for sale.

(9)
The Company uses certain non-GAAP financial measures, such as: pre-tax, pre-provision income, total operating expenses excluding amortization of intangibles, goodwill impairment, and restructuring expense, and the efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP income from continuing operations before income taxes to non-GAAP pre-tax, pre-provision income; from GAAP total operating expense to non-GAAP total operating expense excluding amortization of intangibles, goodwill impairment, and restructuring; and from GAAP efficiency ratio to Non-GAAP efficiency ratio (FTE basis), excluding amortization of intangibles, goodwill impairment, and restructuring, are presented below:

	Three Months Ended
(In thousands)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Income before income taxes (GAAP)	$3,400	$27,980	$33,456	$21,549	$24,762
ADD BACK: Provision/ (credit) for loan losses	(942)	(432)	(6,114)	(181)	(1,128)
Pre-tax, pre-provision income (non-GAAP)	$2,458	$27,548	$27,342	$21,368	$23,634

Total operating expense (GAAP)	$93,989	$69,346	$67,821	$68,780	$71,843
Less: Amortization of intangibles	1,323	1,426	1,426	1,426	1,542
Less: Goodwill impairment	24,901	—	—	—	9,528
Total operating expense (excluding amortization of intangibles, goodwill impairment, and restructuring) (non-GAAP)	$67,765	$67,920	$66,395	$67,354	$60,773

Net interest income	$57,272	$56,627	$57,145	$53,642	$51,519
Total core fees and income	40,189	39,067	37,226	36,320	38,499
Total other income	(1,014)	1,200	792	186	5,459
FTE income	2,873	2,899	2,923	2,820	2,754
Total revenue (FTE basis)	$99,320	$99,793	$98,086	$92,968	$98,231
Efficiency Ratio (GAAP)	97.45%	71.57%	71.27%	76.30%	75.25%
Efficiency Ratio, FTE Basis excluding amortization of intangibles, goodwill impairment, and restructuring (non-GAAP)	68.23%	68.06%	67.69%	72.45%	61.87%

	Year Ended
(In thousands)	December 31, 2017	December 31, 2016
Income before income taxes (GAAP)	$86,385	$101,207
ADD BACK: Provision/ (credit) for loan losses	(7,669)	(6,935)
Pre-tax, pre-provision income (non-GAAP)	$78,716	$94,272

Total operating expense (GAAP)	$299,936	$264,953
Less: Amortization of intangibles	5,601	6,282
Less: Goodwill impairment	24,901	9,528
Less: Restructuring	—	2,017
Total operating expense (excluding amortization of intangibles, goodwill impairment, and restructuring) (non-GAAP)	$269,434	$247,126

Net interest income	$224,686	$200,438
Total core fees and income	152,802	151,688
Total other income	1,164	7,099
FTE income	11,515	10,130
Total revenue (FTE basis)	$390,167	$369,355
Efficiency Ratio (GAAP)	79.21%	73.76%
Efficiency Ratio, FTE Basis excluding amortization of intangibles, goodwill impairment, and restructuring (non-GAAP)	69.06%	66.91%

(10)	Interest income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(11)	Average Loans includes Loans Held for Sale and Nonaccrual Loans. Average Deposits includes Deposits Held for Sale, if any.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(12)	Average Total Deposits is the sum of Average Total Interest-Bearing Deposits and Average Noninterest Bearing Demand Deposits.

(13)	The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender’s regional offices.

(14)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(15)	At December 31, 2017, September 30, 2017 June 30, 2017, March 31, 2017, and December 31, 2016, the Company had no loans outstanding more than 90 days past due but still on accrual status.

(16)
The Company uses certain non-GAAP financial measures, such as: net interest income excluding interest recovered on previous nonaccrual loans and net interest margin excluding interest recovered on previous nonaccrual loans, also referred to as core net interest margin, to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP net interest income to non-GAAP net interest income excluding interest recovered on previous nonaccrual loans; and from GAAP net interest margin to non-GAAP net interest margin excluding interest recovered on previous nonaccrual loans, are presented below:

	Three Months Ended
(In thousands)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Net interest income (GAAP basis)	$57,272	$56,627	$57,145	$53,642	$51,519
ADD: FTE income	2,873	2,899	2,923	2,820	2,754
Net interest income, FTE basis	60,145	59,526	60,068	56,462	54,273
LESS: Interest recovered on previously nonaccrual loans	429	133	1,971	299	365
Net interest income, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP)	59,716	59,393	58,097	56,163	53,908

Net Interest Margin (FTE basis)	3.04%	3.02%	3.07%	2.94%	2.88%
Net Interest Margin, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP) - also referred to as core Net Interest Margin	3.02%	3.02%	2.97%	2.92%	2.86%

(17)
The Company uses certain non-GAAP financial measures, such as: net income attributable to the Company excluding notable items and diluted earnings per share excluding notable items to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP net income attributable to the Company to non-GAAP net income attributable to the Company excluding notable items and from GAAP diluted earnings per share to non-GAAP diluted earnings per share excluding notable items are presented below:

	Three Months Ended
(In thousands, except share and per share data)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Net income/ (loss) attributable to the Company (GAAP)	$(18,280)	$19,803	$23,406	$15,662	$17,552
LESS: Gain/ (loss) on sale of affiliates or offices	(1,264)	—	—	—	2,862
ADD BACK: Additional deal expenses	400	—	—	—	—
ADD BACK: Impairment of goodwill	24,901	—	—	—	9,528
ADD BACK: Tax adjustments	12,880	—	—	—	—
Tax effect at 35% statutory rate *	(582)	—	—	—	(2,333)
Net income attributable to the Company excluding notable items (non-GAAP)	$20,583	$19,803	$23,406	$15,662	$21,885

Net income/ (loss) attributable to the Common Shareholders, treasury stock method (GAAP)	$(20,278)	$18,657	$22,829	$14,496	$15,755
LESS: Gain/ (loss) on sale of affiliates or offices	(1,264)	—	—	—	2,862
ADD BACK: additional deal expenses	400	—	—	—	—
ADD BACK: Impairment of goodwill	24,901	—	—	—	9,528
ADD BACK: Tax adjustments	12,880	—	—	—	—
Tax effect at 35% statutory rate *	(582)	—	—	—	(2,333)
Net Income Attributable to the Common Shareholders, treasury stock method, excluding notable items (non-GAAP)	$18,585	$18,657	$22,829	$14,496	$20,088

Weighted average diluted shares outstanding (3)	85,196,760	84,888,311	84,741,680	84,560,918	83,438,137

Diluted Total Earnings/ (Loss) per Share (GAAP)	$(0.24)	$0.22	$0.27	$0.17	$0.19
Diluted Total Earnings per Share, excluding notable items (non-GAAP)	$0.22	$0.22	$0.27	$0.17	$0.24
* Tax effect is applied to both the impairment of goodwill and the gain on sale of offices in the fourth quarter 2016. However, due to the nature of the goodwill related to Anchor, no tax effect is applied to the goodwill impairment in the fourth quarter of 2017.

(18)
The Company uses certain operating basis financial measures, which are non-GAAP financial measures to provide information for investors to effectively analyze trends of ongoing business activities and to enhance comparability with peers across the financial sector.
Reconciliations from the Company’s GAAP financial measures to non-GAAP operating basis financial measures are presented below.

	Three Months Ended			Year Ended
	December 31, 2017			December 31, 2017
(In thousands, except share and per share data)	GAAP or Reported Value	Notable Items	Operating Basis (Non-GAAP)	GAAP or Reported Value	Notable Items	Operating Basis (Non-GAAP)
Total revenue	$96,447	$1,264	$97,711	$378,652	$1,264	$379,916
Total operating expense	93,989	(25,301)	68,688	299,936	(25,301)	274,635
Pre-tax, pre-provision income	2,458	26,565	29,023	78,716	26,565	105,281
Income before income taxes	3,400	26,565	29,965	86,385	26,565	112,950
Income tax expense	21,391	(12,298)	9,093	46,196	(12,298)	33,898
Net income/ (loss) attributable to the Company	(18,280)	38,863	20,583	40,591	38,863	79,454
Net income/ (loss) attributable to the Common Shareholders	(20,278)	38,863	18,585	35,704	38,863	74,567

Weighted average diluted shares outstanding	82,904,776	85,196,760	85,196,760	84,802,565	84,802,565	84,802,565
Diluted total Earnings/ (Loss) Per Share	$(0.24)	$0.46	$0.22	$0.42	$0.46	$0.88

Average Common Equity	765,765		765,765	750,003		750,003
Return on Average Common Equity	(9.92)%		10.21%	4.95%		10.13%

Average Tangible Common Equity	607,787		607,787	585,473		585,473
Return on Average Tangible Common Equity	(11.94)%		13.43%	6.96%		13.60%

Effective Tax Rate on Continuing Operations	nm		30.3%	53.5%		30.0%

nm not meaningful